WILLIAM BLAIR FUNDS

William Blair Mid Cap Value Fund

William Blair Small-Mid Cap Value Fund

William Blair Small Cap Value Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 15, 2025, to each Fund’s Summary Prospectus and the Funds’ Prospectus, each dated May 1, 2025

Effective immediately:

1.	The information below replaces similar disclosure in the respective “Management” section of each Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

For the William Blair Mid Cap Value Fund:

Portfolio Managers. Matthew Fleming, Mark S. Goodman and William V. Heaphy, Associates of the Adviser, co-manage the Fund. Mr. Fleming and Mr. Heaphy have co-managed the Fund since its inception in 2022. Mr. Goodman has co-managed the Fund since 2025.

For the William Blair Small-Mid Cap Value Fund:

Portfolio Managers. Matthew Fleming, Mark S. Goodman and William V. Heaphy, Associates of the Adviser, co-manage the Fund. Mr. Fleming and Mr. Heaphy have co-managed the Fund since its inception in 2023. Mr. Goodman has co-managed the Fund since 2025.

For the William Blair Small Cap Value Fund:

Portfolio Managers. Matthew Fleming, Mark S. Goodman and William V. Heaphy, Associates of the Adviser, co-manage the Fund. Mr. Heaphy has co-managed the Fund since 2021 (and managed the Predecessor Fund since 1999). Mr. Fleming has co-managed the Fund since 2024. Mr. Goodman has co-managed the Fund since 2025.

2.	The Prospectus section entitled “Management of the Funds – Portfolio Management” is amended to include the following:

Mark Goodman, CFA, an Associate of William Blair Investment Management, LLC, has co-managed the William Blair Mid Cap Value Fund, the William Blair Small-Mid Cap Value Fund and the William Blair Small Cap Value Fund since 2025. Before joining William Blair in 2025, Mr. Goodman was a portfolio manager and senior analyst at Wellington Management from 2019 to 2025, where he focused on small-mid cap and mid-cap value strategies, with coverage responsibility for the consumer discretionary, consumer staples, information technology and health care sectors. Previously, he served as a Senior Analyst on the value team at Chartwell Investment Partners from 2007 to 2019, concentrating on small cap value and mid cap value strategies. Earlier in his career, Mr. Goodman held analyst roles at Endowment Capital Group and Merrill Lynch Investment Managers. He has the Chartered Financial Analyst designation. Education: B.S., Systems Engineering, The University of Virginia.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.

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